                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 6, 1998



                              APPLIED POWER INC.
                              ------------------
            (Exact name of Registrant as specified in its charter)


       Wisconsin                    1-11288                   39-0168610
       ---------                    -------                   ----------
(State of incorporation)     (Commission File No.)     (I.R.S. Employer Id. No.)



                        13000 West Silver Spring Drive
                            Butler, Wisconsin 53007
           Mailing address: P.O. Box 325, Milwaukee, Wisconsin 53201
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                (414) 781-6600
                                --------------
             (Registrant's telephone number, including area code)
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     Item 5. Other Events.

     Merger Agreement With ZERO Corporation

     On April 6, 1998, Applied Power Inc. ("API") and ZERO Corporation ("ZERO") jointly announced the execution of an Agreement and Plan of Merger, dated as of April 6, 1998 (the "Merger Agreement"), which provides for the combination of the two companies through a merger of a newly created, wholly owned subsidiary of API into ZERO (the "Merger"). Under the Merger Agreement, which has been approved by the directors of both companies, each share of ZERO Common Stock, par value $.01 per share ("ZERO Common Stock"), issued and outstanding at the time the Merger is consummated will be converted into .85 (the "Exchange Ratio") of a share of API Class A Common Stock, par value $.20 per share ("API Common Stock"), in a tax-free reorganization to be accounted for as a pooling of interests. Then outstanding ZERO employee and director stock options to purchase ZERO Common Stock will be assumed by API and converted at the Exchange Ratio into options to acquire API Common Stock.

     The consummation of the Merger is subject to various conditions set forth in the Merger Agreement, including approval by the stockholders of both companies, all requisite regulatory approvals and the effectiveness of a registration statement to be filed with the Securities and Exchange Commission covering the shares of API Common Stock to be issued as a result of the transaction. The Merger Agreement provides that if the Merger is not consummated by reason of the occurrence of certain events, such as the consumation of or ZERO's pursuit of another business combination transaction involving ZERO, ZERO will pay API a breakup fee of $15,000,000.

     ZERO's primary business is protecting electronics, where it serves the system packaging, thermal management and engineered case requirements of the telecommunications, instrumentation and data processing markets. ZERO also serves the air cargo industry and produces the famous line of ZERO Halliburton(R) cases for consumers worldwide.

     The Merger Agreement and the press release issued in connection therewith are filed as exhibits to this report. The above description of the Merger Agreement is qualified by reference to the provisions of the Merger Agreement.

     Item 7. Financial Statements and Exhibits.

     (c) Exhibits:

     See Exhibit Index following the Signature page of this report, which is incorporated herein by reference.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APPLIED POWER INC.



Date: April 8, 1998                    By: /s/ Robert C. Arzbaecher
                                           -------------------------------------
                                           Robert C. Arzbaecher,
                                           Vice President and
                                           Chief Financial Officer


                                      -2-
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                              APPLIED POWER INC.
                         (Commission File No. 1-11288)

                                 EXHIBIT INDEX
                                      to
                            FORM 8-K CURRENT REPORT
                         Date of Report: April 6, 1998

                                              Incorporated Herein       Filed
Exhibit       Description                     by Reference to           Herewith
-------       -----------                     ---------------           --------
Exhibit 2     Agreement and Plan of Merger,                             X
              dated as of April 6, 1998, by
              and among Applied Power Inc.,
              ZERO Corporation and STB
              Acquisition Corporation

Exhibit 99    Press Release dated                                       X
              April 6, 1998

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